UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) August 3, 2010
ENERGY CONVERSION DEVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2956 Waterview Drive, Rochester Hills, MI	48309

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 293-0440

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Mr. Christopher P. Belden, a director of Energy Conversion Devices, Inc. (the “Company”) since February 2008, informed the Company that he will not be standing for re-election to the Board of Directors at the annual meeting of stockholders scheduled to be held in Fall 2010 due to the requirements of his position as Executive Vice President of Global Operations at NXP Semiconductors located in The Netherlands.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.
By:	/s/ Jay B. Knoll
Jay B. Knoll
Executive Vice President

Date: August 9, 2010

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